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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549








                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported) OCTOBER 12, 2001
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                         REGENERON PHARMACEUTICALS, INC.
                  -------------------------------------------
             (Exact name of registrant as specified in its charter)


                         NEW YORK 0-19034 No. 13-3444607
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             (State or other jurisdiction (Commission (IRS Employer
               of incorporation) File Number) Identification No.)



       777 OLD SAW MILL RIVER ROAD, TARRYTOWN, NY             10591-6707
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       (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code (914) 347-7000
                                                           --------------



                                 NOT APPLICABLE
                              ---- ---------------
          (Former name or former address, if changed since last report)





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INFORMATION TO BE INCLUDED IN REPORT
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ITEM 5.  OTHER EVENTS.

                  On October 12, 2001, the Company issued a press release, a copy of which is included as an exhibit to this filing.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits

                           99(a)    Press Release dated October 12, 2001.







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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         REGENERON PHARMACEUTICALS, INC.

                                         By: /s/ Stuart Kolinski
                                            ------------------------------------
                                             Stuart Kolinski
                                             Vice President & General Counsel

Date:    October 12, 2001






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